UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2014

ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	001-35911	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

(Address of principal executive offices) (Zip Code)

(469) 322-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2014, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) issued an order (the “Sale Order”) approving the Company’s entry into that certain Agency Agreement dated as of October 15, 2014 (the “Agency Agreement”) among ALCO Stores, Inc. (the “Company”) and its subsidiary, ALCO Holdings, Limited Liability Company, and a joint venture among Tiger Capital Group, LLC, SB Capital Group, LLC, and Great American Group WF, LLC (collectively, the “Liquidator”) and authorizing the sale of certain of the Company’s merchandise by the Liquidator through a going out of business sale (the “GOB Sale”).  On November 21, 2014, the Liquidators began conducting the GOB Sale in each of the Company’s 198 locations in 23 states on the terms described in the Agency Agreement.

The material terms of the Agency Agreement and the GOB Sale were previously disclosed in the Company’s Current Report on Form 8-K filed on November 4, 2014 and are further qualified here in their entirety by reference to the Sale Order filed with the Bankruptcy Court.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements.  These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise.  These statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements.

These risks and uncertainties include but are not limited to (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, (ii) the expectation that the Chapter 11 cases will enable us to sell our assets in an orderly manner and maximize the value for our stakeholders, our ability to operate our business during this process and the plans and objectives of our management and assumptions regarding our future performance, (iii) the effects of the Company’s bankruptcy filing on the Company and the interests of various creditors, equity holders and other constituents, (iv) Bankruptcy Court rulings in the Chapter 11 cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 cases, (vi) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Company’s ability to develop and consummate the plan of liquidation, and (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations.  In the event that the risks disclosed in the Company’s public filings and those discussed above cause results to differ materially from those expressed in the Company’s forward-looking statements, the Company’s business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: November 25, 2014	By:	/s/ Stanley B. Latacha
Stanley B. Latacha
Interim Chief Executive Officer